THIS AGREEMENT dated as at the 15th day of July, 1998.

BETWEEN:

        ROBERT M. CEZAR, of Arroyo Grande, California, U.S.A.

        (hereinafter called the "Exchanger")


 PARTY OF THE FIRST PART,

        -and-

        AMERICOM USA, INC., a corporation incorporated under the laws of the State of Delaware, in the United States of America,

        (hereinafter called the "Exchangee")


 PARTY OF THE SECOND PART:

        WHEREAS the Exchanger is the owner of FIVE THOUSAND SIX HUNDRED (5,600) shares of RMC DIVERSIFIED ASSOCIATES INTERNATIONAL, LTD., (hereinafter called the "Corporation") a corporation incorporated under the laws of the State of California, in the United States of America (hereinafter called the "Exchanged Shares").

        AND WHEREAS the Exchanger has agreed to exchange and the Exchangee has agreed to exchange the Exchanged Shares owned by the Exchanger for shares at near or equal value;

        NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants herein contained and for other good and valuable consideration (the adequacy, sufficiency and receipt of which is hereby acknowledged by each of the parties hereto), the parties hereto hereby covenant and agree as follows:

1. Exchange - Subject to the terms and conditions hereof, the Exchanger hereby conveys and transfers to the Exchangee and the Exchangee hereby conveys and transfers to the Exchanger the number of shares set forth in paragraph 2 hereof.

2. Exchange Value - The Exchange Value of each block of shares shall be equal to the value of the shares for which they are exchanged.

3. Satisfaction of Exchange - The Exchange Value shall be recognised and satisfied by the issuance to the Exchanger of TWO MILLION EIGHT HUNDRED THOUSAND (2,800,000) shares in the capital of the Exchangee, which shares shall have a fair market value equal to the shares of the Exchanger. The said Shares shall be issued forthwith by the Exchangee as fully paid and non-assessable.

4. Debts, Claims and Payables - It is agreed and understood between the parties that as part of the exchange herein the Exchangee does hereby undertake to assume, settle and retire all outstanding debts, claims and payables currently owed to the Exchanger by the Corporation.

5. Exchanger's Representations and Warranties - the Exchanger hereby represents and warrants to the Exchangee that:

(a) the Exchanger is the beneficial owner of the Exchanged Shares free of all liens, charges, security interests, adverse claims, pledges and other encumbrances whatsoever;

(b) no person, firm or corporation other than under this agreement has any agreement or option or right capable of becoming an agreement or option for the purchase from the Exchanger of the Exchanged Shares; and

6. Exchangee's Representations, Warranties and Covenants - The Exchangee hereby represents, warrants and covenants to the Exchanger that:

(a) the Exchangee is duly incorporated and subsisting under the laws of the State of Delaware;

(b) the Shares to be issued to the Exchanger pursuant hereto have been duly authorised;

(c) the issuance to the Exchanger of the Shares does not result in a breach of any term or provision of, or constitute a default under any indenture, agreement, instrument, licence or permit to which the Exchangee is a party or by which it is bound or any unanimous shareholder agreement; and

7. Survival of Representations, Warranties and Covenants - The representations, warranties and covenants of the Exchanger and the Exchangee contained in this agreement shall survive the completion of the transaction contemplated by this agreement and, notwithstanding such completion, shall continue in full force and effect for the benefit of the Exchangee and the Exchanger as the case may be.

8. Sections and Headings - headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a section or a Schedule refers to the specified section of or Schedule to this Agreement.

9. Number, Gender or Persons - In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organisation, governmental bodies and other legal or business entities.

10. Entire Agreement - This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are not any conditions, covenants, agreement representations, warranties or other provisions, expressed or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

11. Time of Essence - Time shall be of the essence of this Agreement;

12. Applicable Law - This Agreement shall be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the State of California applicable therein, and each party hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of the State of California and all courts competent to hear appeals therefrom.

13. Severability - If any provisions of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

14. Successors and Assigns - This Agreement shall enure to the benefit of and shall be binding on and enforceable by the parties and, where the context so permits, their respective legal representatives, successors and permitted assigns.

15. Amendments and Waivers - An amendment or waiver of any provisions of this Agreement shall not be binding on any party unless consented to in writing by such party. A waiver of any provisions of this Agreement shall not constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver unless otherwise expressly provided.

16. Interpretation - There will be no application of the rule interpreting an agreement against its drafter, because all parties played a joint role in drafting it.

        IN  WITNESS   WHEREOF  the  parties  hereto  have  executed  the  within agreement.

SIGNED, SEALED AND DELIVERED                  )
in the presence of:                           )
                                              )
--------------------------------------        )      ---------------------------
Witness as to the signature of Robert M. Cezar)      ROBERT M. CEZAR



                                                 AMERICOM USA, INC.


                                                  Per: ________________________
                                                      Authorized Signing Officer